For Tax-Exempt Income

Delaware Tax-Free Pennsylvania Fund
Delaware Tax-Free New Jersey Fund
Delaware Tax-Free Ohio Fund

service and guidance

professional management

goals


(Photo of Illustration from Tax-Exempt Brochure)


1999
Semi-Annual
Report


DELAWARE
INVESTMENTS
-----------
Philadelphia o London
for tax-
 exempt
 income
   2

                                                                 August 4, 1999

Dear Shareholder:

Over the last six months, a booming stock market and concerns about higher interest rates created a challenging economic backdrop for all types of fixed income investments, including tax-free municipal bonds.

   During March and April, U.S. Treasuries lost what remained of their "safe haven" appeal as a strong U.S. economy, tame inflation and growing evidence of economic improvement overseas supported advances in the equity markets. Key equity indexes like the Dow Jones Industrial Average and the Standard and Poor's 500 Index, while somewhat volatile, posted impressive gains during the period. As prices on Treasury bonds fell, municipal bond prices held up slightly better due to a significant drop in 1999 new municipal bond issues.

   Consumer spending remained strong as extraordinary stock market gains created optimism about the economy and helped push the current period of national expansion into its ninth year. As summer approached, however, it appeared as though the U.S. economy might be on the verge of overheating.

   In June, investors' focus turned to the Federal Reserve Board as a host of government reports showed increases in consumer prices, producer prices and wages, suggesting the possibility of higher inflation. The threat of rising interest rates, which reduce the value of bonds, further dampened the 1999 performance of fixed-income investments, especially municipal bonds. As expected, the Federal Reserve raised short-term interest rates by 0.25% in June and again in August.

   While the past six months were very difficult for most municipal bond funds, as measured by the Lehman Brothers Municipal Bond Index, they were even more challenging for Delaware Tax-Free New Jersey Fund and Delaware Tax-Free

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                               Six Months Ended
                                                                August 31, 1999
--------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund Class A                           -2.98%
Lipper Pennsylvania Municipal Bond Fund Average (262 funds)           -3.09%
--------------------------------------------------------------------------------
Delaware Tax-Free New Jersey Fund Class A                             -5.17%
Lipper New Jersey Municipal Bond Fund Average (47 funds)              -3.05%
--------------------------------------------------------------------------------
Delaware Tax-Free Ohio Fund Class A                                   -4.13%
Lipper Ohio Municipal Bond Fund Average (133 funds)                   -2.87%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                  -2.06%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of distributions. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The unmanaged Lehman Brothers index is composed of bonds with a variety of quality ratings from many states. It is not possible to invest directly in any index. Complete performance information for all funds can be found on page 9.

                                                                      for tax-
                                                                       exempt
                                                                       income
                                                                          3

Ohio Fund. This was largely due to our lengthening of each Fund's average duration. Over the last 12 months we increased both Funds' average duration (which measures a fund's sensitivity to interest rates) in order to take advantage of higher yields available on longer term tax-exempt debt. This helped performance when interest rates were cut three times during the fall and winter of 1998, but had a negative impact when inflation became a concern during the second quarter of 1999.

   Delaware Tax-Free Pennsylvania Fund's total return reflects this difficult market environment for fixed-income investments over the last six months. Nevertheless, we preserved capital to a greater extent than the average of other tax-free municipal bond funds in Pennsylvania tracked by Lipper Analytical Services.

   We maintain a cautious short-term outlook for municipal bonds due to continued strength in the stock market and the Federal Reserve's vigilant position on inflation. However, we believe municipal bond funds have an important place in balanced portfolios. In our view, municipal bond funds can offer investors substantial value by providing: o The potential to earn income that is exempt from federal, and in some cases, state taxes; o A cushion from the volatility of more growth-oriented investments; and o Portfolio diversification.

   In the pages that follow, your Funds' portfolio managers, Patrick Coyne and Mitchell Conery provide an overview of the municipal bond market, discuss the performance of Delaware's tax-free funds in Pennsylvania, New Jersey and Ohio and offer an outlook for the coming months. We value your ongoing commitment to Delaware Investments and look forward to updating you on your Fund's performance next March.

Sincerely,



/s/ Wayne A. Stork
------------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds
for tax-
 exempt
 income
   4

Portfolio Managers' Review

BY PATRICK P. COYNE AND
MITCHELL L. CONERY
Vice Presidents/Senior Portfolio Managers

MUNICIPAL BONDS OFFERED
ATTRACTIVE VALUE COMPARED TO
U.S. TREASURIES

In the fall of 1998, global demand for higher quality investments increased the appeal of U.S. Treasury bonds. Prices rose sharply, driving yields to historic lows. Municipal bond prices, on the other hand, held relatively steady due to unusually high bond supply and a lack of demand from foreign investors. As a result, in October 1998, tax-free municipal bonds appeared to offer remarkable value relative to comparable U.S. Treasury bonds.

   Non-traditional investors, such as foreign investors and corporations began to view the municipal bond market as undervalued and ripe with potential for price appreciation. In our opinion, the participation of non-traditional buyers, as well as a declining supply of new municipal bond issues, helped stabilize municipal bond prices as fixed-income investments took a back seat to equities in the first quarter of 1999.

   Consumer prices, producer prices and wages began to tick upwards during the second quarter of 1999. When higher interest rates became a reality, municipal bond yields rose throughout the summer. Many of the non-traditional municipal bond investors attempted to lock in profits, which we believe contributed to weaker municipal bond price performance.

   By August 31, 1999, municipal bond yields had risen to 5.78% (Source:
Bloomberg Business News). Treasury yields also increased, but less dramatically than municipal bonds. As a result, long-term municipal bond yields again reached what seemed to be attractive levels, offering 89% of the income of comparable 30-year U.S. Treasury bonds, compared to the historical average of 84%

Municipal bonds typically offer about 84% of the income that is offered by comparable Treasury Securities. When yields exceed 84% of Treasuries, municipal bonds are considered to be undervalued. (Source: Municipal Market Data).


MUNICIPAL BONDS VALUE COMPARED TO TREASURIES

Date    Yield Ratio

2/28/89  0.81
2/28/90  0.82
2/28/91  0.84
2/29/92  0.83
2/28/93  0.80
2/28/94  0.84
2/28/95  0.80
2/29/96  0.84
2/28/97  0.81
2/28/98  0.86
2/28/99  0.89
8/31/99  0.89

The above chart represents the percentage of income that the average 30-year AAA-rated general obligation municipal bond provided compared to a 30-year U.S. Treasury bond. Principal and interest of municipal bonds, unlike Treasuries, are not guaranteed by the U.S. government. Source: Bloomberg Business News for tax-
                                                                       exempt
                                                                       income
                                                                         5

(Source: Bloomberg Business News). Toward the end of the fiscal period, these attractive municipal bond yields appeared to be drawing investors back into the market.

ROBUST 1998 MUNICIPAL BOND SUPPLY SLOWS IN 1999
After the market absorbed a near record $285 billion of new supply during 1998, municipal bond issues slowed substantially in 1999. During the first seven months of 1999, new municipal bond issues stood at $133 billion, down nearly 24% from the same period in the previous year (Source: The Bond Buyer).

   We believe this was due in part to a drop in refunding activity, since many municipalities had already taken advantage of lower interest rates to refinance their debt in 1998. In addition, higher borrowing costs in 1999 reduced the incentive for municipalities to issue bonds to fund capital projects. While reduced supply limited our bond selection, it also helped keep municipal bond prices from falling as steeply as Treasuries during the equity market rally in the first quarter of 1999.

CREDIT QUALITY LEVELS OUT

Over the last three years, the municipal bond market has enjoyed steadily improving credit quality. In 1999, however, that trend appeared to wind down. So far this year, credit upgrades are only slightly ahead of downgrades.

   As a result, bond issuers are beginning to offer higher yields to investors willing to take on the risk of lower rated or unrated bonds. In many cases, these higher yielding, higher risk municipal bonds are being issued by not-for-profit health care providers. We avoided these bonds because in our view, increased competition and funding cuts will challenge the profitability of this sector.

STRATEGIC POSITIONING

DELAWARE TAX-FREE
PENNSYLVANIA FUND
Over the last six months we modestly increased Delaware Tax-Free Pennsylvania Fund's average duration by purchasing higher yielding securities at the long end of the maturity spectrum. As of August 31, 1999 our duration was positioned at
7.9 years, which was comparable to our benchmark, the Lehman Brothers Municipal Bond Fund Index. Duration measures a fund's probable sensitivity to rising or falling interest rates and is a key factor in municipal bond performance.

   A longer duration allowed us to generate higher potential income for the Fund. Rising interest rates, however, which lower the value of bonds, had a negative impact on the Fund's six-month price performance.

   In a challenging economic environment for municipal bonds,


CREDIT QUALITY
----------------------------------------------------------------------------------------------
August 31, 1999*
                           Delaware                Delaware                     Delaware
                Tax-Free Pennsylvania Fund   Tax-Free New Jersey Fund       Tax-Free Ohio Fund
----------------------------------------------------------------------------------------------
AAA                         61.62%                  78.83%                       43.36%
AA                          10.41%                   2.02%                        8.63%
A                            6.03%                   9.05%                         none
BBB                          8.16%                   5.46%                       19.67%
BB & B                       4.01%                   1.06%                       12.57%
Unrated                      9.77%                   3.58%                       15.77%

*Subject to change
for tax-
exempt
income
  6

Delaware Tax-Free Pennsylvania Fund had a six-month cumulative return of -2.98% (Class A shares with distributions reinvested at net asset value). We were slightly more successful at preserving capital than the Fund's peers in the Lipper Pennsylvania Municipal Bond Fund category, but underperformed the unmanaged Lehman Brothers Municipal Bond Fund Index. This index, however, tracks the performance of municipal bond funds from many states, not just in the state of Pennsylvania.

   We balanced our slightly more aggressive duration strategy with a focus on higher quality bonds. As of August 31, 1999, 86% of the Fund was allocated to investment grade bonds rated BBB or better by Standard and Poor's or Moody's Investors Services. A widening yield gap between higher quality, lower risk bonds and higher yielding, higher risk bonds created an opportunity to increase yield by reducing credit quality. However, we were reluctant to increase the portfolio's credit risk in a volatile interest rate environment.

   Pre-refunded bonds continued to represent a substantial portion of the Fund's portfolio comprising nearly 20% of the Fund's assets as of August 31, 1999. Issuers often pre-refund their bonds when interest rates are low to reduce their interest costs. The pre-refunded securities in Delaware Tax-Free Pennsylvania Fund are backed by U.S. government bonds, which improves their credit quality. Pre-refunding also reduces a bond's sensitivity to interest rates, which can lead to higher prices.

DELAWARE TAX-FREE
NEW JERSEY FUND
Since its inception, Delaware Tax-Free New Jersey Fund has invested in longer term securities in an effort to generate the highest income possible for the Fund's shareholders.

   During a stable or falling interest rate environment, this strategy can benefit both the Fund's price performance and its yield. However, over the last six months, two Federal Reserve Board interest rate increases and concerns that future hikes may be necessary, reduced the value of our longer term bonds.


THE PRE-REFUNDED SECURITIES IN DELAWARE TAX-FREE PENNSYLVANIA FUND ARE BACKED BY U.S. GOVERNMENT BONDS, WHICH IMPROVES THEIR CREDIT QUALITY. PRE-REFUNDING ALSO REDUCES A BOND'S SENSITIVITY TO INTEREST RATES, WHICH CAN LEAD TO HIGHER PRICES.

PORTFOLIO HIGHLIGHTS

--------------------------------------------------------------------------------------------------
AUGUST 31, 1999
                                Delaware Tax-Free         Delaware Tax-Free      Delaware Tax-Free
                                Pennsylvania Fund          New Jersey Fund          Ohio Fund
--------------------------------------------------------------------------------------------------
Number of Securities                   122                       43                     25
Average Weighted Maturity          12.78 years              21.90 years            21.08 years
Average Duration                    7.9 years                12.7 years             11.3 years
AMT Income*                            2.01%                   12.90%                 17.48%
Average Coupon                         6.03%                    4.97%                  5.45%
Current 30-Day SEC Yield**
   (Class A)                            4.3%                     4.8%                   4.9%
   (Classes B and C)                    3.7%                     4.1%                   4.3%

 * Percentage of income generated for the 12 months ended August 31, 1999 that was subject to the federal alternative minimum tax.
** Calculated according to Securities and Exchange Commission Guidelines.

                                                                     for tax-
                                                                      exempt
                                                                      income
                                                                         7

   As a result, Delaware Tax-Free New Jersey Fund had a disappointing total return of -5.17% (Class A shares with distributions reinvested at net asset value) for the six-months ended August 31, 1999. At the end of the semi-annual period, our duration was positioned at 12.7 years, substantially longer than our benchmark, the Lehman Brothers Municipal Bond Fund Index. Our increased sensitivity to interest rates helps explain why we were less successful at preserving capital than the Lehman Brothers Index and many other tax-free funds in New Jersey tracked by Lipper Analytical Services. While the Federal Reserve left the door open for additional rate hikes, in our opinion substantial increases are unlikely during the balance of 1999. Should interest rates stabilize, it could benefit the price performance of Delaware Tax-Free New Jersey Fund in the coming months.

   We attempted to offset our duration by placing a high priority on credit quality when selecting bonds for Delaware Tax-Free New Jersey Fund. Currently 90% of the Fund's securities are rated A or better by Standard & Poor's with a concentration of 79% in AAA-rated bonds.

   Unlike many other states, new bond issues in New Jersey remained strong in 1999. Through the first seven months of 1999 municipal bond sales in New Jersey were just 4.5% below the torrid pace set during the same period in 1998 (Source:
The Bond Buyer). Unless demand remains high enough to meet New Jersey's abundant municipal bond supply, we could see limited potential for price appreciation in the state. However, according to the Tax Foundation, New Jersey currently is the 12th highest-ranking state in terms of state and local taxes as a percentage of income, which should support continued strong investor demand for New Jersey tax-exempt bonds.

DELAWARE TAX-FREE OHIO FUND

Similar to Delaware Tax-Free New Jersey Fund, a longer average duration was largely responsible for Delaware Tax-Free Ohio Fund's disappointing six-month performance. As longer term securities began to offer substantially higher yields, we extended our duration (a measure of sensitivity to interest rates) to boost the Fund's income stream. Over the last six months, our duration rose by more than 3% to 11.3 years. This was substantially longer than the average duration of our benchmark, the Lehman Brothers Municipal Bond Fund Index.

   A longer duration reduced the Fund's six-month total return performance when the Federal Reserve hiked short-term interest rates twice this past summer. Consequently, Delaware Tax-Free Ohio Fund's total return was -4.13% for the six months ended August 31, 1999 (Class A shares with distributions reinvested at net asset value). The Fed could tighten again, however, we do not expect interest rates to rise substantially throughout the balance of 1999. This should allow Delaware Tax-Free Ohio Fund to continue earning an attractive level of income with potential for some modest price appreciation in the coming months.

ACCORDING TO THE TAX FOUNDATION, NEW JERSEY CURRENTLY IS THE 12TH
HIGHEST-RANKING STATE IN TERMS OF STATE AND LOCAL TAXES AS A PERCENTAGE OF INCOME, WHICH SHOULD SUPPORT CONTINUED STRONG INVESTOR DEMAND FOR NEW JERSEY TAX-EXEMPT BONDS.

for tax-
exempt
income
  8

In 1913, Ohio earned the dubious distinction of being the first state to impose an income tax on its residents. Ohio is still considered a high-tax state, currently ranking 11th out of 50 states in terms of state and local taxes as a percentage of income (Source: The Tax Foundation). This has helped create strong investor demand for tax-exempt bond funds in the state. Strong demand coupled with a declining supply of new municipal bond issues in Ohio could benefit Delaware Tax- Free Ohio Fund in the coming months.

OUTLOOK

As the U.S. economy continued its record peacetime expansion, we began to see signs of overheating in the late spring of 1999. A primary concern for the Federal Reserve Board has been rising labor costs. As economic expansion continues to create new jobs, competition between employers looking to fill those positions is leading to higher wages. While this scenario certainly benefits employees, the Fed is concerned that higher labor costs will eventually translate to higher consumer prices.

   Another potential source of inflation is vigorous U.S. consumer spending. Confident about their jobs, their income prospects and the economy, consumers continued to open their wallets to retailers at a brisk pace throughout 1999. In August, retail sales increased by 1.2%, more than twice what analysts had predicted and the largest gain in six months (Source: Bloomberg Business News).

   Despite rising wages and steady consumer spending, we believe that with two short-term interest rate hikes this summer, the Federal Reserve has gone a long way toward stifling inflation. In August, consumer prices, (excluding food and energy) rose at the smaller than expected rate of just 0.1% (Source: Bloomburg Business News). Wage increases in August, according to a government employment report, were also below expectations.

   At their October 5 meeting, the Federal Reserve adopted a "tightening" bias, increasing the likehood that they will raise rates again in November. However, unless labor costs or consumer prices begin to accelerate rapidly, we think substantial interest rate hikes in 1999 will not be necessary. If inflation remains relatively tame and interest rates stabilize, this could promote stronger price performance for tax-free municipal bonds in the coming months.

   We also expect refunding activity to remain light during the next several months, which should continue to limit the supply of available municipal bonds. Reduced municipal bond supply may also contribute to higher municipal bond prices.

   While the short-term outlook for municipal bonds is somewhat uncertain, we continue to believe they offer an important long-term benefit to investors seeking to increase their income potential but not their tax burden. In addition to their tax advantages, municipal bonds also offer investors an opportunity to help diversify their portfolio and reduce volatility.

STRONG DEMAND COUPLED WITH A DECLINING SUPPLY OF NEW MUNICIPAL BOND ISSUES IN OHIO COULD BENEFIT DELAWARE TAX-FREE OHIO FUND IN THE COMING MONTHS.

                                                                      for tax-
                                                                       exempt
                                                                       income
                                                                          9

Performance Summary

DELAWARE TAX-FREE PENNSYLVANIA FUND
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                               Lifetime    Ten Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/23/77)
   Excluding Sales Charge        +6.31%      +6.35%       +4.96%      -1.37%
   Including Sales Charge        +6.13%      +5.94%       +4.17%      -5.09%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge        +4.21%       -           +4.12%      -2.15%
   Including Sales Charge        +4.06%       -           +3.80%      -5.88%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge        +3.15%       -            -          -2.15%
   Including Sales Charge        +3.15%       -            -          -3.09%

DELAWARE TAX-FREE NEW JERSEY AND OHIO FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                             Tax-Free New Jersey Fund     Tax-Free Ohio Fund
                                Lifetime    One Year    Lifetime     One Year
--------------------------------------------------------------------------------
Class A (Est. 9/3/97)
   Excluding Sales Charge        +3.08%      -3.45%       +3.56%      -2.40%
   Including Sales Charge        +1.16%      -6.99%       +1.64%      -6.00%
--------------------------------------------------------------------------------
Class B (Est. 9/3/97)
   Excluding Sales Charge        +2.07%      -4.18%       +1.74%      -3.13%
   Including Sales Charge        +0.15%      -7.87%       -0.17%      -6.81%
--------------------------------------------------------------------------------
Class C (Est. 9/3/97)
   Excluding Sales Charge        +1.85%      -4.16%       +1.91%      -3.13%
   Including Sales Charge        +1.85%      -5.09%       +1.91%      -4.05%

Performance for all Funds includes reinvestment of distributions and applicable sales charges as described below. Returns and share values will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charges assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and for periods after 6/1/92, a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

10 for tax-exempt income

FINANCIAL STATEMENTS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999 (UNAUDITED)

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                       ----------------------
MUNICIPAL BONDS - 98.88%
AIRPORT REVENUE BONDS - 0.85%
Philadelphia Pennsylvania Authority for Industrial
   Development Airport Revenue Systems (Philadelphia
   Airport Project) Series A
   5.125% 07/01/28 AMT (FGIC)........................ $ 8,000,000  $ 7,196,000
                                                                   -----------
                                                                     7,196,000
                                                                   -----------
CONTINUING CARE/RETIREMENT REVENUE BONDS - 0.63%
Philadelphia Pennsylvania Authority for Industrial
   Development Revenue (Stapley In Germantown
   Continuing Care Community)
   6.60% 01/01/16 ...................................   5,250,000    5,325,968
                                                                   -----------
                                                                     5,325,968
                                                                   -----------
HIGHER EDUCATION REVENUE BONDS - 13.91%
Dauphin County General Authority College Revenue
   (Holy Family College) 7.50% 12/01/19 .............   3,025,000    3,128,727
Delaware County Authority College Revenue
   (Eastern College) Series B 5.50% 10/01/19.........   1,500,000    1,396,530
   (Eastern College) Series B 5.50% 10/01/24.........   2,850,000    2,614,562
Delaware County Authority University Revenue
   (Villanova University)
   5.80% 08/01/25 (AMBAC)............................   7,000,000    7,034,790
   (Villanova University) 9.625% 08/01/02
   (Escrowed to Maturity)............................     285,000      307,780
Montgomery County Higher Education and Health
   Authority Revenue (Beaver College)
   5.85% 04/01/21 (Connie Lee).......................   5,465,000    5,545,609
Northampton County Higher Education Authority
   Revenue (Lehigh University) Series A
   5.50% 11/15/11....................................   2,630,000    2,636,733
   (Lehigh University) Series B
   5.25% 11/15/21....................................   3,000,000    2,830,890
Gettysburg Municipal Authority College Revenue
   (Gettysburg College) Series B
   4.75% 08/15/23 (AMBAC)............................   2,100,000    1,806,714
Pennsylvania State Higher Educational Facilities
   Authority Revenue College Revenue
   (Allegheny College) Series B
   5.00% 11/01/26 (MBIA).............................   3,000,000    2,677,290
   (Elizabethtown College) 6.50% 06/15/15............   6,700,000    6,918,353
   (LaSalle University) 9.50% 05/01/03
   (Escrowed to Maturity)............................     300,000      326,724
   (Temple University)
   5.00% 04/01/29 (MBIA).............................   1,650,000    1,470,662
   (Temple University)
   5.75% 04/01/31 (MBIA).............................   8,000,000    8,011,520
   (University of Pennsylvania)
   4.625% 07/15/30...................................   4,000,000    3,240,400

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                       ----------------------
MUNICIPAL BONDS (CONTINUED)
HIGHER EDUCATION REVENUE BONDS (CONTINUED)
   (University of Pennsylvania)
   4.75% 07/15/33 ................................... $14,420,000 $ 11,838,386
   (University of Pennsylvania)
   5.90% 09/01/15 ...................................   4,205,000    4,337,458
Pennsylvania State Higher Educational Facilities
   Authority Revenue State System
   Series M 5.75% 06/15/20 (AMBAC)...................  17,730,000   17,849,500
   Series P 5.00% 06/15/19 (AMBAC)...................  10,000,000    9,152,900
Pennsylvania State University
   Series A 5.00% 08/15/17 (MBIA)....................   3,695,000    3,410,485
   Series A 5.00% 08/15/27 (MBIA)....................  15,000,000   13,406,100
Swarthmore Borough Authority (Swarthmore College)
   5.00% 09/15/28....................................   2,000,000    1,771,440
   6.00% 09/15/12....................................   5,730,000    6,037,701
                                                                   -----------
                                                                   117,751,254
                                                                   -----------
HOSPITAL REVENUE BONDS - 22.24%
Allegheny County Pennsylvania Hospital Development
   Authority Revenue (Allegheny Valley Hospital)
   7.75% 08/01/20 ...................................   2,840,000    2,828,640
   (Allegheny Valley Hospital Facility
   Management Co.) 7.50% 08/01/13 ...................     390,000      389,493
Allegheny County Pennsylvania Hospital Development
   Authority Revenue Health Center
   (UPMC Health) Series B
   6.00% 07/01/23 (MBIA).............................   5,745,000    6,013,694
   (UPMC Health) Series B
   6.00% 07/01/24 (MBIA).............................   5,000,000    5,245,350
   (UPMC Health) Series B
   6.00% 07/01/26 (MBIA).............................   4,750,000    4,991,348
   (UPMC Health) Series B
   6.00% 07/01/27 (MBIA).............................   9,325,000    9,806,263
Allegheny County Pennsylvania Hospital Development
   Authority Revenue Health System Revenue
   (Catholic Health East) Series A
   4.875% 11/15/18 (AMBAC)...........................   5,665,000    5,050,404
   (Catholic Health East) Series A
   4.875% 11/15/26 (AMBAC)...........................   8,500,000    7,265,120
Berks County Pennsylvania Municipal Authority
   Health Care Reading Hospital Pooled
   Financial Project 5.00% 03/01/28..................  20,000,000   17,506,200
Chester County Pennsylvania Health and Educational
   Facilities Authority Health System Revenue
   (Jefferson Health Systems) Series B
   5.375% 05/15/27 ..................................  18,270,000   16,712,300
Delaware County Pennsylvania Authority
   (Escrowed to Maturity)
   (Mercy Health Corp.) 6.00% 12/15/26 ..............   3,500,000    3,689,175
                                                        for tax-exempt income 11

DELAWARE TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                       ----------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Monroeville Hospital Authority Revenue
   (Forbes Health System) 6.25% 10/01/15............. $ 3,500,000 $  3,451,315
   (Forbes Health System) 7.00% 10/01/13.............   7,265,000    7,240,662
Philadelphia Pennsylvania Hospital Higher Education
   Facilities Authority Hospital Revenue
   (Children's Hospital of Philadelphia) Series A
   5.50% 02/15/22....................................   5,600,000    5,323,024
   (Children's Seashore House) Series A
   7.00% 08/15/17 ...................................   3,100,000    3,301,314
   (Children's Seashore House) Series B
   7.00% 08/15/22....................................   2,100,000    2,235,786
   (Jeanes Health System Project)
   6.85% 07/01/22....................................  18,020,000   18,788,913
   (Presbyterian Medical Center) 6.65% 12/01/19
   (Escrowed to Maturity)............................  13,000,000   14,775,930
   (Roxborough Memorial Hospital)
   7.25% 03/01/24 ...................................  12,015,000   12,169,513
   (Temple University Hospital)
   6.625% 11/15/23 ..................................  14,500,000   14,886,425
Sayre-Health Care Facilities
   (VHA of Pennsylvania, Inc.)
   (Capital Asset Financing Program-Guthrie
   Medical Center)
   Series A 7.625% 12/01/15 (AMBAC) .................   1,000,000    1,037,500
   Series B 7.625% 12/01/15 (AMBAC) .................   2,490,000    2,583,375
   (Guthrie Health Care System)
   Series A 6.00% 03/01/21 (AMBAC)...................   7,000,000    7,058,520
Scranton-Lackawanna Health and Welfare Authority
   (Allied Services Rehabilitation Hospitals)
   7.60% 07/15/20 ...................................   5,640,000    6,065,312
Westmoreland County Pennsylvania Industrial
   Development Authority Hospital Revenue
   (Citizen General Hospital) 5.25% 07/01/15.........  11,000,000    9,812,000
                                                                  ------------
                                                                   188,227,576
                                                                  ------------
HOUSING REVENUE BONDS - 5.53%
Montgomery County Pennsylvania Redevelopment
   Authority Multi-Family Housing
   (KBF Associates Project)
   Series A 6.50% 07/01/25...........................  20,810,000   21,602,653
   Series B 7.25% 07/01/25...........................  14,995,000   15,553,414
Pennsylvania Housing Finance Agency Single
   Family Mortgage Series Y
   7.45% 04/01/16 (FHA) .............................   1,220,000    1,245,486
Pennsylvania Housing Finance Agency Single Family
   Mortgage AMT Series 57A 6.15% 04/01/27 ...........   5,000,000    5,090,200
   Series 59A 5.80% 10/01/29 ........................   2,950,000    2,920,825
Philadelphia Pennsylvania Redevelopment Authority
   Home Improvement Series A
   7.375% 06/01/03 ..................................     400,000      404,000
                                                                  ------------
                                                                    46,816,578
                                                                  ------------

                                                       Principal       Market
                                                         Amount        Value
                                                       ----------------------

MUNICIPAL BONDS (CONTINUED)
Industrial Development Revenue Bonds - 0.81%
Philadelphia Pennsylvania Authority for Industrial
Development Industrial and Commercial Revenue
   (Girard Estates Facilities Leasing Project)
   5.00% 05/15/27 ................................... $ 7,500,000 $ 6,820,875
                                                                  -----------
                                                                    6,820,875
                                                                  -----------
POLLUTION CONTROL REVENUE BONDS - 8.30%
Beaver County Pennsylvania Industrial Development
   Authority Pollution Control Revenue
   (Cleveland Electric Illuminating Project)
   7.625% 05/01/25 ..................................   8,500,000   9,387,570
   Series A 7.75% 07/15/25 ..........................  10,000,000  11,131,700
Delaware County Pennsylvania Industrial Development
   Authority Pollution Control Revenue
   (Philadelphia Electric Company) Series A
   7.375% 04/01/21 ..................................  10,250,000  10,832,918
Lehigh County Pennsylvania Industrial Development
   Authority Pollution Control Revenue
   (Pennsylvania Power and Light Company Project)
   Series A 5.50% 02/15/27 (MBIA)....................   5,000,000   4,835,000
   Series A 6.40% 11/01/21 (MBIA)....................   7,000,000   7,387,660
   Series B 6.40% 09/01/29 (MBIA) ...................  15,000,000  16,069,800
Montgomery County Pennsylvania Industrial
   Development Authority Pollution Control Revenue
   (Philadelphia Electric Company)
   6.70% 12/01/21 (MBIA).............................  10,000,000  10,605,000
                                                                  -----------
                                                                   70,249,648
                                                                  -----------
*PRE-REFUNDED BONDS - 19.65%
Abington School District
   6.00% 05/15/26-06 (FGIC)..........................   6,000,000   6,443,400
Allegheny County Pennsylvania Hospital Development
   Authority Revenue (South Hills Health Facilities)
   6.00% 05/01/20-02 (MBIA)..........................   1,500,000   1,564,530
Allegheny County Pennsylvania Sanitation Authority
   Revenue Series C
   6.50% 12/01/16-01 (FGIC)..........................   4,500,000   4,726,980
Cambria County Hospital Development Authority
   Health Center Revenue (Allegheny Lutheran
   Social Ministries Project)
   8.25% 06/15/17-02 ................................   3,250,000   3,576,755
Delaware County Authority University Revenue
   (Haverford College)
   7.375% 11/15/20-00 (MBIA).........................   3,275,000   3,470,616
Harrisburg Water Authority Revenue
   7.00% 07/15/15-01 (FGIC)..........................  12,000,000  12,614,040
Philadelphia Authority For Industrial Development
   Revenue (Cathedral Village)
   7.25% 04/01/15-03 ................................   2,000,000   2,215,300
Pennsylvania Higher Education Facilities Authority
   College & University Revenue (Hahnemann
   University) 6.90% 07/01/21-01 (MBIA)..............  13,000,000  13,870,350

12 for tax-exempt income

DELAWARE TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                       ----------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS (CONTINUED)
Pennsylvania Intergovernmental Cooperative Authority
   Special Tax Revenue (City of Philadelphia Funding
   Program) 6.80% 06/15/22-02 ....................... $ 2,125,000 $  2,264,506
Pennsylvania State Turnpike Commission
   Turnpike Revenue
   Series E 7.55% 12/01/17-99 (MBIA) ................     495,000      509,593
   Series I 7.20% 12/01/17-01 (FGIC) ................   8,915,000    9,659,848
   Series J 7.20% 12/01/17-01 (FGIC) ................   8,995,000    9,746,532
   Series K 7.50% 12/01/19-99 .......................  10,000,000   10,293,600
Philadelphia Regional Port Authority Lease Revenue
   7.15% 08/01/20-00 (MBIA) .........................  16,315,000   16,825,823
Philadelphia Water & Sewer Revenue
   7.00% 08/01/18-01 ................................  20,650,000   21,731,234
Puerto Rico (Commonwealth of) General Obligation
   6.00% 07/01/22-02 ................................   3,585,000    3,805,908
   7.25% 07/01/10-00 ................................   1,370,000    1,437,281
Sewickley Valley Hospital Authority Refunding
   (Sewickley Valley Hospital Project)
   7.50% 10/01/06-99 ................................   1,295,000    1,324,681
Swarthmore Borough Authority (Swarthmore College)
   6.00% 09/15/12-00 ................................   1,270,000    1,354,214
   7.375% 09/15/20-00 ...............................  14,000,000   14,655,760
University Area Joint Authority Water and
   Sewer Revenue 7.10% 09/01/20-00 (MBIA) ...........   6,000,000    6,260,040
Washington County Authority Revenue
   (Shadyside Hospital) Series 85D
   7.45% 12/15/18-00 (AMBAC).........................   7,500,000    7,938,075
York County Hospital Revenue Authority
   (York Hospital)
   7.00% 07/01/21-01 (AMBAC).........................   9,500,000   10,035,610
                                                                  ------------
                                                                   166,324,676
                                                                  ------------
SCHOOL DISTRICT GENERAL OBLIGATION BONDS - 2.97%
Central Dauphin Pennsylvania School District Series AA
   4.50% 12/01/18 (MBIA) .............................  1,000,000      857,630
McGuffey Pennsylvania School District Series B
   4.75% 08/01/28 (AMBAC).............................  2,750,000    2,340,553
Philadelphia Pennsylvania Area School District Series A
   4.75% 04/01/27 (MBIA) ............................. 24,450,000   20,877,611
Pottsville Pennsylvania Area School District
   9.375% 05/01/06
   (Escrowed to Maturity) (AMBAC).....................    900,000    1,087,011
                                                                  ------------
                                                                    25,162,805
                                                                  ------------
TRANSPORTATION REVENUE BONDS - 2.89%
Pennsylvania State Turnpike Commission Oil Franchise
   Tax Revenue
   Series A 5.00% 12/01/23 (AMBAC)....................  7,500,000    6,786,750
   Series A 4.75% 12/01/27 (AMBAC) ...................  6,000,000    5,092,620
Pennsylvania State Turnpike Commission Turnpike Revenue
   Series L 6.25% 06/01/11 (AMBAC) ...................  9,000,000    9,414,810
   Series N 6.50% 12/01/13 ...........................  3,000,000    3,160,290
                                                                   -----------
                                                                    24,454,470
                                                                   -----------

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                       ----------------------

  MUNICIPAL BONDS (CONTINUED)
  WASTE DISPOSAL REVENUE BONDS - 0.15%
  Greater Lebanon Refuse Authority Solid Waste
   Revenue Refunding 7.00% 11/15/04.................. $ 1,200,000 $ 1,275,876
                                                                  -----------
                                                                    1,275,876
                                                                  -----------
  WATER & SEWER REVENUE BONDS - 3.89%
  Dauphin County Pennsylvania Industrial Development
   Authority Water Development Revenue
   (Dauphin Consolidated Water Supply)
   Series B 6.70% 06/01/17  .........................   1,750,000   1,929,060
  Philadelphia Pennsylvania Water & Waste Water
   Revenue 5.60% 08/01/18 (MBIA) ....................   6,870,000   6,853,718
   Series A 5.00% 08/01/22 (AMBAC)...................   1,320,000   1,193,188
   Series A 5.125% 08/01/27 (AMBAC)..................  13,750,000  12,508,788
  Pittsburgh Pennsylvania Water & Sewer Revenue
   7.25% 09/01/14
   (Escrowed to Maturity) (FGIC) ....................   9,000,000  10,413,450
                                                                  -----------
                                                                   32,898,204
                                                                  -----------
  OTHER GENERAL OBLIGATION BONDS - 5.09%
  Falls Township Pennsylvania General Obligation
   7.00% 12/15/10 (MBIA) ............................   3,000,000   3,088,440
  New Morgan Pennsylvania General Obligation
   Guaranteed Revenue 8.00% 11/01/05 ................   7,745,000   8,197,385
  Philadelphia Pennsylvania General Obligation
   4.75% 05/15/20 (FGIC).............................  10,800,000   9,489,960
  Philadelphia Pennsylvania General Obligation
   5.00% 05/15/25 (MBIA) ............................   4,190,000   3,801,713
  Puerto Rico (Commonwealth of) General Obligation
   5.40% 07/01/25 ...................................   7,500,000   7,295,850
   5.75% 07/01/17 ...................................  11,000,000  11,205,700
                                                                  -----------
                                                                   43,079,048
                                                                  -----------
  OTHER REVENUE BONDS - 11.97%
  Chester (City Of) Pennsylvania Guaranteed
   Host Community Resource Recovery
   Revenue 7.25% 12/01/05 ...........................  10,405,000  10,945,748
  Dauphin County Pennsylvania General Authority
   Office & Parking/Forum PL Series A
   6.00% 01/15/25 ...................................   4,000,000   3,757,400
  Dauphin County Pennsylvania General Authority
  Office & Parking/Riverfront Office Center
  Project Series A 6.00% 01/01/25 ...................   5,000,000   4,696,850
  Delaware County Authority Revenue
  (Main Line & Haverford Nursing and
  Rehabilitation Center) 9.00% 08/01/22 .............   1,950,000   2,176,512
  Erie Western Pennsylvania Port Authority
  General Revenue 6.25% 06/15/10 AMT ................   1,365,000   1,441,617
**FAC Municipal Trust Series 99-1, Inverse Floater
   8.65% 12/15/14 ...................................  21,000,000  20,334,510
   Harrisburg Pennsylvania Authority Office &
   Parking Revenue Series A
   6.00% 05/01/19 ...................................   3,000,000   2,889,240
                                                        for tax-exempt income 13

DELAWARE TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
                                                       -------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
 Pennsylvania Intergovernmental Coopertive Authority
   Special Tax Revenue (Philadelphia Funding Project)
   4.75% 06/15/23 (FGIC) ............................ $22,000,000   $ 19,191,480
+Philadelphia Gas Works Revenue
   5.53% 01/01/12 (AMBAC) ...........................   2,500,000      1,276,125
 Philadelphia Pennsylvania Parking Authority
   Parking Revenue Series A
   5.125% 02/15/24 (AMBAC) (FSA) ....................   6,500,000      5,961,995
 Philadelphia Pennsylvania Parking Authority
   Parking Revenue Airport
   5.25% 09/01/29 (FSA) .............................  17,250,000     15,885,698
 Southeastern Pennsylvania Transportation Authority
   Special Revenue
   Series A 4.75% 03/01/24 (FGIC) ...................  10,000,000      8,577,600
   Series A 4.75% 03/01/29 (FGIC) ...................   5,000,000      4,194,700
                                                                    ------------
                                                                     101,329,475
                                                                    ------------
Total Municipal Bonds (cost $829,688,444) ...........                836,912,453
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 98.88%
   (COST $829,688,444)  ..................................          $836,912,453
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.12% ..             9,482,134
                                                                   -------------
NET ASSETS APPLICABLE TO 107,901,348 SHARES
   OUTSTANDING - 100.00% .................................          $846,394,587
                                                                   =============

NET ASSET VALUE - TAX-FREE PENNSYLVANIA FUND A CLASS
   ($799,970,998 / 101,983,113 SHARES)...................                  $7.84
                                                                           =====
NET ASSET VALUE - TAX-FREE PENNSYLVANIA FUND B CLASS
   ($42,318,907 / 5,394,958 SHARES) .....................                  $7.84
                                                                           =====
NET ASSET VALUE - TAX-FREE PENNSYLVANIA FUND C CLASS
   ($4,104,682 / 523,277 SHARES) ........................                  $7.84
                                                                           =====
------------------------
Summary of Abbreviations:
AMBAC      - Insured by AMBAC Indemnity Corporation
AMT        - Alternative Minimum Tax
Connie Lee - Insured by College Construction Insurance Association
FGIC       - Insured by the Financial Guaranty Insurance Company
FHA        - Insured by the Federal Housing Administration
FSA        - Insured by the Financial Security Assurance
MBIA       - Insured by the Municipal Bond Insurance Association
------------------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect on August 31, 1999.
 + The interest rate shown for this security is the effective yield.


COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Capital shares (unlimited authorization-no par)................  $846,546,697
Distributions in excess of net investment income ..............       (15,276)
Accumulated net realized loss on investments ..................    (7,360,843)
Net unrealized appreciation of investments ....................     7,224,009
                                                                 ------------
Total net assets ..............................................  $846,394,587
                                                                 ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE PENNSYLVANIA FUND
Net asset value A Class (A) ...................................         $7.84
Sales charge (3.75% of offering price or 3.95%
of amount invested per share) (B) .............................          0.31
                                                                        -----
Offering price ................................................         $8.15
                                                                        =====
-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.
                             See accompanying notes

14 for tax-exempt income

DELAWARE GROUP STATE TAX-FREE INCOME TRUST -
DELAWARE TAX-FREE NEW JERSEY FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL   MARKET
                                                            AMOUNT    VALUE
                                                         -----------------------
MUNICIPAL BONDS - 95.68%
GENERAL OBLIGATION REVENUE BONDS - 1.12%
Evesham Township New Jersey Series A
  5.00% 09/15/17 (FGIC)  ............................    $ 50,000    $ 47,217
                                                                     --------
                                                                       47,217
                                                                     --------
HIGHER EDUCATION REVENUE BONDS - 9.59%
New Jersey St. Educational Facilities Authority
   (Drew University Issue) Series C
   5.00% 07/01/17 (MBIA) ............................      65,000      60,981
   (Georgian) Series B 5.20% 07/01/15 ...............     200,000     183,586
   (Montclair State University) Series F
   5.40% 07/01/25 (AMBAC)............................      30,000      28,906
   (Princeton Theological) Series A
   5.00% 07/01/22 ...................................      20,000      18,366
   (Richard Stockton College) Series C
   5.10% 07/01/23 (AMBAC)............................      70,000      64,301
   (University Medicine & Dentistry)
   5.25% 12/01/21 (AMBAC)............................      50,000      47,602
                                                                     --------
                                                                      403,742
                                                                     --------
HOSPITAL REVENUE BONDS - 8.70%
New Jersey Health Care Facilities Financing Authority
   (AHS Hospital) Series A
   5.00% 07/01/27 (AMBAC) ...........................     150,000     134,654
   (Holy Name Hospital)
   5.25% 07/01/20 (AMBAC) ...........................      50,000      47,801
   (JFK Medical Center/Hartwyck)
   5.00% 07/01/18 (MBIA) ............................     100,000      92,191
   (Palisades Medical Center)
   5.25% 07/01/28 ...................................     100,000      91,293
                                                                     --------
                                                                      365,939
                                                                     --------
HOUSING REVENUE BONDS - 1.14%
New Jersey State Housing and Mortgage Finance
   Agency AMT Series A
   5.65% 05/01/40 (AMBAC) ...........................      50,000      47,928
                                                                     --------
                                                                       47,928
                                                                     --------
INDUSTRIAL DEVELOPMENT AUTHORITY
   REVENUE BONDS - 2.39%
New Jersey Economic Development Authority
   (Kapkowski Road Landfill) Series A
   6.375% 04/01/18 (AMBAC) ..........................     100,000     100,566
                                                                     --------
                                                                      100,566
                                                                     --------
PARKING REVENUE BONDS - 4.37%
Essex County New Jersey Improvement Authority
   Parking Facility Series B
   5.25% 10/01/27 (MBIA) ............................      40,000      37,598
   5.00% 10/01/22 (AMBAC) ...........................      60,000      54,286
New Brunswick New Jersey Parking Authority Revenue
   5.00% 01/01/20 (FGIC) ............................     100,000      91,968
                                                                     --------
                                                                      183,852
                                                                     --------

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                         -----------------------
MUNICIPAL BONDS (CONTINUED)
PORTS & HARBORS REVENUE BONDS - 3.16%
Delaware River and Bay Authority
   5.25% 01/01/26 (FGIC) ............................    $ 50,000    $ 47,866
Port Authority of New York and New Jersey
   Construction 114th Series 4.75% 08/01/33 .........     100,000      85,147
                                                                     --------
                                                                      133,013
                                                                     --------
SCHOOL DISTRICT GENERAL OBLIGATION BONDS - 15.66%
Carteret New Jersey Board of Education Certificate
   of Participation 4.75% 04/15/19 (MBIA) ...........     300,000     263,364
Freehold Township New Jersey Board of Education
   5.40% 07/15/23 (FSA) .............................      50,000      48,817
Mount Olive Township New Jersey Board of Education
   5.00% 01/15/19 (FGIC) ............................      25,000      23,464
Newark New Jersey Schools
   5.30% 9/01/15 (MBIA) .............................      50,000      50,032
Sparta Township School District
   5.00% 09/01/20 ...................................     200,000     186,930
Summit New Jersey 4.50% 11/01/18 ....................     100,000      86,322
                                                                     --------
                                                                      658,929
                                                                     --------
TERRITORIAL GENERAL OBLIGATION BONDS - 8.04%
Puerto Rico Commonwealth
   5.375% 07/01/21 (MBIA) ...........................      50,000      49,395
Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway Improvements)
   Series Y 5.50% 07/01/26 ..........................     250,000     242,815
Puerto Rico Industrial Tourist Educational
   Medical and Environmental Control Facilities
   (Mennonite General Hospital) Series A
   5.625% 07/01/27 ..................................      50,000      46,206
                                                                     --------
                                                                      338,416
                                                                     --------
WATER & SEWER REVENUE BONDS - 29.34%
Bayonne New Jersey Municipal Utilities Authority
   Water Systems 5.00% 01/01/28 (MBIA) ..............      50,000      44,848
Essex County New Jersey Improvement Authority
   Revenue Utility System (East Orange Franchise)
   5.00% 07/01/28 (MBIA) ............................     100,000      89,622
Jersey City New Jersey Municipal Utilities
   Authority Sewer Revenue 5.25% 12/01/13 ...........     100,000      99,200
Mount Holly New Jersey Utilities and Sewer
   4.75% 12/01/18 ...................................     140,000     123,077
New Jersey Economic Development Water
   5.00% 11/01/28 ...................................     300,000     265,641
New Jersey Economic Development
   Authority Natural Gas Facilities
   3.00% 08/01/30 (AMBAC) ...........................     200,000     200,000
New Jersey Environmental Infrastructure
   4.50% 09/01/18 ...................................     200,000     171,128
                                                        for tax-exempt income 15

DELAWARE TAX-FREE NEW JERSEY FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                        ------------------------
MUNICIPAL BONDS (CONTINUED)
WATER & SEWER REVENUE BONDS (CONTINUED)
North Jersey District Water Supply Series A
   (Wanaque North Project)
   5.125% 11/15/21 (MBIA) ...........................    $150,000   $ 139,737
Stafford New Jersey Municipal Utilities Authority
   Water and Sewer Revenue
   5.00% 12/01/22 (FGIC) ............................      60,000      54,622
Wanaque Borough New Jersey Sewer Authority
   Sewer Revenue 5.25% 12/01/21 .....................      50,000      46,761
                                                                   ----------
                                                                    1,234,636
                                                                   ----------
MISCELLANEOUS REVENUE BONDS - 12.17%
Middlesex County New Jersey Improvement Authority
   Revenue 4.70% 09/15/18 ...........................      85,000      74,663
New Jersey State Transportation Industrial
   Development Revenue Bonds-0.81% ..................     300,000     254,433
New Jersey Economic Development Authority Special
   Facilities Revenue Continental Airlines
   Project 5.50% 04/01/28 ...........................      50,000      44,606
New Jersey Economic Development Authority Revenue
   Reference First Mortgage The Evergreens
   6.00% 10/01/22 ...................................      50,000      50,185
Union County New Jersey Utilities Authority County
   Deficiency Series A2 5.00% 06/15/28 ..............     100,000      88,225
                                                                   ----------
                                                                      512,112
                                                                   ----------
Total Municipal Bonds (cost $4,302,728) .............               4,026,350
                                                                   ----------

TOTAL MARKET VALUE OF SECURITIES - 95.68%
   (COST $4,302,728) ................................              $4,026,350
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 4.32% .......................                 181,773
                                                                   ----------
NET ASSETS APPLICABLE TO 789,896 SHARES
   OUTSTANDING - 100.00% ............................              $4,208,123
                                                                   ==========
NET ASSET VALUE - TAX-FREE NEW JERSEY FUND A CLASS
   ($1,913,119 / 359,112 SHARES) ....................                   $5.33
                                                                        =====
NET ASSET VALUE - TAX-FREE NEW JERSEY FUND B CLASS
   ($2,118,707 / 397,693 SHARES) ....................                   $5.33
                                                                        =====
NET ASSET VALUE - TAX-FREE NEW JERSEY FUND C CLASS
   ($176,297 / 33,091 SHARES) .......................                   $5.33
                                                                        =====
-----------------------------
Summary of Abbreviations:
AMBAC       - Insured by AMBAC Indemnity Corporation
AMT         - Alternative Minimum Tax
FGIC        - Insured by the Financial Guaranty Insurance Company
FSA         - Insured by Financial Security Assurance
MBIA        - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Capital shares (unlimited authorization-no par) .....              $4,484,501
Net unrealized depreciation of investments ..........                (276,378)
                                                                   ----------
Total net assets ....................................              $4,208,123
                                                                   ==========
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE NEW JERSEY FUND
Net asset value Class A (A) .........................                   $5.33
Sales charge (3.75% of offering price or 3.94%
   of amount invested per share) (B) ................                    0.21
                                                                        -----
Offering price ......................................                   $5.54
                                                                        =====
-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

16 for tax-exempt income

DELAWARE GROUP STATE TAX-FREE INCOME TRUST -
DELAWARE TAX-FREE OHIO FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
                                                        ------------------------
 MUNICIPAL BONDS - 95.13%
 AIRPORT REVENUE BONDS - 14.60%
 Cleveland Ohio Airport Special Revenue
   (Continental Airlines Project)
   5.375% 09/15/27 AMT ..............................    $130,000    $113,040
 Toledo Lucas County Ohio Port Authority
   Airport Revenue Refunding Improvement Series 1
   5.50% 05/15/20 ...................................     175,000     160,046
                                                                     --------
                                                                      273,086
                                                                     --------
 HIGHER EDUCATION REVENUE BONDS - 7.70%
 Ohio State Higher Educational Facility Revenue
   (Case Western Reserve University)
   5.125% 10/01/17 ..................................      50,000      46,834
   University of Akron Ohio
   5.25% 01/01/22 (AMBAC) ...........................      50,000      47,114
   University of Cincinnati Ohio Series T
   5.00% 06/01/18 ...................................      55,000      50,065
                                                                     --------
                                                                      144,013
                                                                     --------
 HOSPITAL REVENUE BONDS - 12.78%
 Cuyahoga County Ohio Health Care Facilities Revenue
   (Benjamin Rose Institute Project)
   5.50% 12/01/28 ...................................     150,000     134,960
 Lorain County Ohio Hospital Revenue Catholic
   Healthcare Partners
   5.50% 09/01/27 (MBIA) ............................      50,000      48,746
 Puerto Rico Industrial Tourist Educational
   Medical and Environmental Control Facilities
   (Mennonite General Hospital)
   Series A 5.625% 07/01/27 .........................      60,000      55,447
                                                                     --------
                                                                      239,153
                                                                     --------
 HOUSING REVENUE BONDS - 5.27%
 Franklin County Ohio Mortgage Revenue Briggs/
   Wedgewood 5.55% 11/20/17
   AMT (GNMA) .......................................      50,000      49,264
 Ohio Housing Finance Agency Mortgage Revenue
   Residential-Series C AMT
   5.75% 09/01/28 AMT (GNMA) ........................      50,000      49,375
                                                                     --------
                                                                       98,639
                                                                     --------
*PRE-REFUNDED BONDS - 4.25%
 Ohio State Turnpike Commission Turnpike
   Revenue 1996 Series A
   5.50% 02/15/26-06 (MBIA) .........................      75,000      79,415
                                                                     --------
                                                                       79,415
                                                                     --------

                                                          PRINCIPAL      MARKET
                                                           AMOUNT        VALUE
                                                         -----------------------

MUNICIPAL BONDS (CONTINUED)
POLLUTION CONTROL REVENUE BONDS - 9.92%
Ohio State Air Quality Development Authority
   JMG Funding Limited Partnership
   5.625% 10/01/22 (AMBAC) ..........................   $  65,000  $   63,560
Cleveland Electric Illuminating Refunding Pollution
   Control Series B 6.00% 08/01/20 ..................     125,000     122,084
                                                                   ----------
                                                                      185,644
                                                                   ----------
POWER AUTHORITY REVENUE BONDS - 8.16%
Cleveland Ohio Public Power Systems Revenue
   5.00% 11/15/24 (MBIA) ............................      30,000      27,170
Guam Power Authority Revenue Series A
   5.125% 10/01/29 ..................................      75,000      66,762
Puerto Rico Electric Power Authority Power Revenue
   Series X 5.50% 07/01/25 ..........................      60,000      58,780
                                                                   ----------
                                                                      152,712
                                                                   ----------
SCHOOL DISTRICT GENERAL OBLIGATION BONDS - 10.87%
Brecksville-Broadview Heights Ohio School
   District 5.25% 12/01/21 (FGIC) ...................      50,000      47,179
Gahanna-Jefferson Ohio Public Schools
   4.75% 12/01/21 ...................................      75,000      64,469
Oak Hills Ohio Local School District
   5.125% 12/01/25 (MBIA) ...........................     100,000      91,703
                                                                   ----------
                                                                      203,351
                                                                   ----------
TRANSPORTATION REVENUE BONDS - 10.01%
Dayton Ohio Special Facilities Revenue
   (Emery Air Freight) 6.05% 10/01/09 ...............     180,000     187,148
                                                                   ----------
                                                                      187,148
                                                                   ----------
OTHER GENERAL OBLIGATION BONDS - 7.54%
Muskingum County Ohio Refunding and County
   Facilities Improvement
   5.25% 12/01/27 (MBIA) ............................     100,000      93,049
Elyria Ohio General Obligations
   5.40% 12/01/22 (FGIC) ............................      50,000      48,014
                                                                   ----------
                                                                      141,063
                                                                   ----------
OTHER REVENUE BONDS - 4.03%
Cleveland Ohio Cleveland Stadium Project
   5.25% 11/15/17 (AMBAC) ...........................      50,000      48,570
Hamilton County Football Revenue
   5.00% 12/01/27 (MBIA) ............................      30,000      26,873
                                                                   ----------
                                                                       75,443
                                                                   ----------
Total Municipal Bonds (cost $1,877,224) .............               1,779,667
                                                                   ----------
                                                        for tax-exempt income 17

DELAWARE TAX-FREE OHIO FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 95.13%
   (COST $1,877,224) ................................     $1,779,667
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 4.87% .......................         91,070
                                                          ----------
NET ASSETS APPLICABLE TO 353,895 SHARES
   OUTSTANDING - 100.00% ............................     $1,870,737
                                                          ==========
NET ASSET VALUE - TAX-FREE OHIO FUND A CLASS
   ($1,546,044 / 292,471 SHARES) ....................          $5.29
                                                               =====
NET ASSET VALUE - TAX-FREE OHIO FUND B CLASS
   ($242,562 / 45,886 SHARES) .......................          $5.29
                                                               =====
NET ASSET VALUE - TAX-FREE OHIO FUND C CLASS
   ($82,131 / 15,538 SHARES) ........................          $5.29
                                                               =====
----------------------------
Summary of Abbreviations:
AMBAC   - Insured by AMBAC Indemnity Corporation
AMT     - Alternative Minimum Tax
FGIC    - Insured by the Financial Guaranty Insurance Company
GNMA    - Insured by the Government National Mortgage Association
MBIA    - Insured by the Municipal Bond Insurance Association

--------------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond pre-refunded.

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Capital shares (unlimited authorization -- no par) ..     $1,968,803
                                                          ----------
Distributions in excess of net realized gains on
 investments ........................................           (509)
Net unrealized depreciation of investments ..........        (97,557)
                                                          ----------
Total net assets ....................................     $1,870,737
                                                          ==========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE OHIO FUND
Net asset value Class A (A) .........................          $5.29
Sales charge (3.75% of offering price or 3.97% of amount
   invested per share) (B) ..........................           0.21
                                                               -----
Offering price ......................................          $5.50
                                                               =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP STATE TAX-FREE INCOME TRUST -
TAX-FREE NEW JERSEY FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments at market ...............................  $4,026,350
Cash ................................................     127,773
Interest receivable .................................      63,672
Subscriptions receivable ............................         286
Other assets ........................................      31,191
                                                       ----------
Total assets ........................................   4,249,272
                                                       ==========

LIABILITIES:
Other accounts payable and accrued expenses .........      41,149
                                                       ----------
Total liabilities ...................................      41,149
                                                       ----------
TOTAL NET ASSETS ....................................  $4,208,123
                                                       ==========

Investments at cost .................................  $4,302,728
                                                       ==========

                             See accompanying notes


DELAWARE GROUP STATE TAX-FREE INCOME TRUST -
TAX-FREE OHIO FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
Investments at market ............................... $1,779,667
Cash ................................................      62,567
Interest receivable .................................      29,710
Other assets ........................................      19,683
                                                      -----------
Total assets ........................................   1,891,627
                                                      ===========

LIABILITIES:
Other accounts payable and accrued expenses .........      20,890
                                                      -----------
Total liabilities ...................................      20,890
                                                      -----------

TOTAL NET ASSETS ....................................  $1,870,737
                                                      ===========

Investments at cost .................................  $1,877,224
                                                      ===========

                             See accompanying notes

18 for tax-exempt income

DELAWARE GROUP TAX-FREE INCOME TRUST
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                   DELAWARE TAX-FREE    DELAWARE TAX-FREE     DELAWARE TAX-FREE
                                                                   PENNSYLVANIA FUND     NEW JERSEY FUND          OHIO FUND
                                                                  --------------------------------------------------------------
INVESTMENT INCOME:
Interest .........................................................   $ 26,676,288         $    105,543         $     46,768
                                                                     ------------         ------------         ------------
EXPENSES:
Management fees ..................................................      2,398,238               11,550                4,926
Distribution expense .............................................      1,089,647               13,588                3,220
Dividend disbursing and transfer agent fees
  and expenses ...................................................        316,459                1,860                  366
Accounting and administration ....................................        174,592                  822                  351
Reports and statements to shareholders ...........................         30,000                1,391                  750
Professional fees ................................................         43,857                3,600                3,900
Registration fees ................................................         15,000                  600                1,789
Custodian fees ...................................................         92,726                3,926                1,743
Directors' fees ..................................................         10,163                  675                  658
Other ............................................................        101,389                1,858                  909
                                                                     ------------         ------------         ------------
                                                                        4,272,071               39,870               18,612

Less expenses absorbed or waived .................................             --              (17,222)             (11,683)
Less expenses paid indirectly ....................................       (102,249)              (3,773)              (1,454)
                                                                     ------------         ------------         ------------
Total expenses ...................................................      4,169,822               18,875                5,475
                                                                     ------------         ------------         ------------

NET INVESTMENT INCOME ............................................     22,506,466               86,668               41,293
                                                                     ------------         ------------         ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments .................................       (199,747)                  --                   --
Net change in unrealized depreciation of investments .............    (48,808,405)            (324,198)            (125,258)
                                                                     ------------         ------------         ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..................    (49,008,152)            (324,198)            (125,258)
                                                                     ------------         ------------         ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............   ($26,501,686)           ($237,530)            ($83,965)
                                                                     ============         ============         ============

                             See accompanying notes
                                                        for tax-exempt income 19

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------------
                                                              TAX-FREE                  TAX-FREE                  TAX-FREE
                                                          PENNSYLVANIA FUND         NEW JERSEY FUND               OHIO FUND
                                                     ----------------------------------------------------------------------------
                                                       SIX MONTHS      YEAR       SIX MONTHS     YEAR      SIX MONTHS     YEAR
                                                         ENDED        ENDED         ENDED        ENDED       ENDED        ENDED
                                                        8/31/99      2/28/99       8/31/99      2/28/99     8/31/99      2/28/99
                                                      (UNAUDITED)                (UNAUDITED)              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ........................     $22,506,466    $ 45,875,352    $   86,668  $   93,679  $   41,293   $   64,513
Net realized gain (loss) on investments ......        (199,747)     (1,073,741)           --          --          --       15,175
Net change in unrealized appreciation /
   depreciation of investments ...............     (48,808,405)     (2,219,826)     (324,198)    (13,876)   (125,258)      (9,770)
                                                  ------------    ------------    ----------  ----------  ----------   ----------

Net increase (decrease) in net assets
   from operations ...........................     (26,501,686)     42,581,785      (237,530)    107,755     (83,965)      69,918
                                                  ------------    ------------    ----------  ----------  ----------   ----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   Class A ...................................     (21,515,619)    (44,094,893)      (45,205)    (64,796)    (36,193)     (61,390)
   Class B ...................................        (919,092)     (1,652,189)      (38,658)    (27,121)     (3,803)      (2,654)
   Class C ...................................         (87,031)       (128,270)       (2,805)     (1,962)     (1,297)        (469)

Net realized gain on investments:
   Class A ...................................              --     (10,135,844)           --      (5,549)         --      (20,891)
   Class B ...................................              --        (457,794)           --      (2,531)         --           --
   Class C ...................................              --         (37,685)           --         (44)         --         (249)
                                                  ------------    ------------    ----------  ----------  ----------   ----------
                                                   (22,521,742)    (56,506,675)      (86,668)   (102,003)    (41,293)     (85,653)
                                                  ------------    ------------    ----------  ----------  ----------   ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Class A ...................................      12,444,526      30,667,419       138,543     921,669     205,197      173,857
   Class B ...................................       3,780,706       8,898,276       636,079   1,787,503     174,294      310,000
   Class C ...................................         749,703       1,652,106        76,081     170,610     119,925       15,000
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   Class A ...................................      12,222,353      32,513,835        35,890      64,130      28,808       76,004
   Class B ...................................         526,378       1,335,707        27,965      20,735       3,784          480
   Class C ...................................          66,059         131,038         1,650       1,277       1,449          708
                                                  ------------    ------------    ----------  ----------  ----------   ----------
                                                    29,789,725      75,198,381       916,208   2,965,924     533,457      576,049
                                                  ------------    ------------    ----------  ----------  ----------   ----------
Cost of shares repurchased:
   Class A ...................................     (50,033,414)    (95,535,313)     (161,541)    (81,332)     (5,016)     (11,116)
   Class B ...................................      (2,591,923)     (4,269,130)      (64,044)   (274,769)         --     (233,046)
   Class C ...................................        (443,260)       (336,053)      (61,204)         (3)    (50,000)        --
                                                  ------------    ------------    ----------  ----------  ----------   ----------
                                                   (53,068,597)   (100,140,496)     (286,789)   (356,104)    (55,016)    (244,162)
                                                  ------------    ------------    ----------  ----------  ----------   ----------
Increase (decrease) in net assets derived from
   capital share transactions ................     (23,278,872)    (24,942,115)      629,419   2,609,820     478,441      331,887
                                                  ------------    ------------    ----------  ----------  ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS: ............................     (72,302,300)    (38,867,005)      305,221   2,615,572     353,183      316,152

NET ASSETS:
Beginning of period ..........................     918,696,887     957,563,892     3,902,902   1,287,330   1,517,554    1,201,402
                                                  ------------    ------------    ----------  ----------  ----------   ----------
End of period ................................    $846,394,587    $918,696,887    $4,208,123  $3,902,902  $1,870,737   $1,517,554
                                                  ============    ============    ==========  ==========  ==========   ==========

                             See accompanying notes

20 for tax-exempt income

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          TAX-FREE PENNSYLVANIA FUND CLASS A
                                                          -------------------------------------------------------------
                                                            SIX MONTHS     YEAR         YEAR        YEAR         YEAR
                                                              ENDED        ENDED        ENDED       ENDED        ENDED
                                                            8/31/99(1)    2/28/99      2/28/98     2/28/97      2/29/96
                                                           (UNAUDITED)
Net asset value, beginning of year ......................   $  8.290     $  8.420     $  8.240    $  8.460    $    8.180

Income (loss) from investment operations:
   Net investment income ................................      0.207        0.415        0.430       0.456         0.476
   Net realized and unrealized gain (loss) on investments     (0.450)      (0.034)       0.193      (0.105)        0.330
                                                            --------     --------     --------    --------    ----------
   Total from investment operations .....................     (0.243)       0.381        0.623       0.351         0.806
                                                            --------     --------     --------    --------    ----------

Less dividends and distributions:
   Dividends from net investment income .................     (0.207)      (0.415)      (0.430)     (0.456)       (0.476)
   Distributions from net realized gain on investments ..       none       (0.096)      (0.013)     (0.115)       (0.050)
                                                            --------     --------     --------    --------    ----------
   Total dividends and distributions ....................     (0.207)      (0.511)      (0.443)     (0.571)       (0.526)
                                                            --------     --------     --------    --------    ----------
Net asset value, end of year ............................   $  7.840     $  8.290     $  8.420    $  8.240    $    8.460
                                                            ========     ========     ========    ========    ==========

Total return(2)..........................................     (2.98%)       4.64%        7.78%       4.35%        10.08%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) ................   $799,971     $871,740     $917,364    $954,258    $1,002,888
   Ratio of expenses to average net assets ..............      0.88%        0.95%        0.94%       0.91%         0.90%
   Ratio of net investment income to average net assets .      5.04%        4.96%        5.20%       5.52%         5.67%
   Portfolio turnover ...................................        30%          41%          32%         27%           25%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                        for tax-exempt income 21

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          TAX-FREE PENNSYLVANIA FUND CLASS B
                                                          -------------------------------------------------------------
                                                            SIX MONTHS     YEAR         YEAR        YEAR         YEAR
                                                              ENDED        ENDED        ENDED       ENDED        ENDED
                                                            8/31/99(1)    2/28/99      2/28/98     2/28/97      2/29/96
                                                           (UNAUDITED)
Net asset value, beginning of period ....................  $ 8.290       $ 8.420      $ 8.240      $ 8.460      $ 8.180

Income (loss) from investment operations:
   Net investment income ................................    0.174         0.348        0.370        0.390        0.408
   Net realized and unrealized gain (loss) on investments   (0.450)       (0.034)       0.193       (0.105)       0.330
                                                           -------       -------      -------      -------      -------
   Total from investment operations .....................   (0.276)        0.314        0.563        0.285        0.738
                                                           -------       -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net investment income .................   (0.174)       (0.348)      (0.370)      (0.390)      (0.408)
   Distributions from net realized gain on investments ..     none        (0.096)      (0.013)      (0.115)      (0.050)
                                                           -------       -------      -------      -------      -------
   Total dividends and distributions ....................   (0.174)       (0.444)      (0.383)      (0.505)      (0.458)
                                                           -------       -------      -------      -------      -------

Net asset value, end of period ..........................  $ 7.840       $ 8.290      $ 8.420      $ 8.240      $ 8.460
                                                           =======       =======      =======      =======      =======

Total return(3)..........................................   (3.38%)        3.81%        6.92%        3.52%        9.19%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............  $42,319       $42,994      $37,631      $31,644      $20,861
   Ratio of expenses to average net assets ..............    1.68%         1.75%        1.74%        1.71%        1.71%
   Ratio of net investment income to average net assets .    4.24%         4.16%        4.40%        4.72%        4.86%
   Portfolio turnover ...................................      30%           41%          32%          27%          25%

------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

22 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          TAX-FREE PENNSYLVANIA FUND CLASS C
                                                           -------------------------------------------------------------
                                                            SIX MONTHS     YEAR        YEAR         YEAR     11/29/95(2)
                                                              ENDED        ENDED       ENDED        ENDED        TO
                                                            8/31/99(1)    2/28/99     2/28/98      2/28/97     2/29/96
                                                           (UNAUDITED)
Net asset value, beginning of period ....................   $8.290        $8.420      $8.240        $8.460      $8.510

Income (loss) from investment operations:
   Net investment income ................................    0.174         0.355       0.364         0.390       0.102
   Net realized and unrealized gain (loss) on investments   (0.450)       (0.034)      0.193        (0.105)       none
                                                            ------        ------      ------        ------      ------
   Total from investment operations .....................   (0.276)        0.321       0.557         0.285       0.102
                                                            ------        ------      ------        ------      ------

Less dividends and distributions:
   Dividends from net investment income .................   (0.174)       (0.355)     (0.364)       (0.390)     (0.102)
   Distributions from net realized gain on investments ..     none        (0.096)     (0.013)       (0.115)     (0.050)
                                                            ------        ------      ------        ------      ------
   Total dividends and distributions ....................   (0.174)       (0.451)     (0.377)       (0.505)     (0.152)
                                                            ------        ------      ------        ------      ------

Net asset value, end of period ..........................   $7.840        $8.290      $8.420        $8.240      $8.460
                                                            ======        ======      ======        ======      ======

Total return(3)..........................................   (3.38%)        3.81%       6.92%         3.52%       1.19%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............   $4,105        $3,963      $2,569        $1,181      $  123
   Ratio of expenses to average net assets ..............    1.68%         1.75%       1.74%         1.71%       1.71%
   Ratio of net investment income to average net assets .    4.24%         4.16%       4.40%         4.72%       4.86%
   Portfolio turnover ...................................      30%           41%         32%           27%         25%

--------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                        for tax-exempt income 23
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                               TAX-FREE NEW JERSEY FUND CLASS A            TAX-FREE NEW JERSEY FUND CLASS B
                                           ------------------------------------------------------------------------------------
                                             SIX MONTHS      YEAR         9/3/97(2)     SIX MONTHS         YEAR      9/3/97(2)
                                               ENDED         ENDED          TO            ENDED           ENDED         TO
                                             8/31/99(1)      2/28/99      2/28/98       8/31/99(1)        2/28/99     2/28/98
                                            (UNAUDITED)                                (UNAUDITED)
Net asset value, beginning of period ....   $ 5.750        $ 5.700        $ 5.500        $ 5.750        $ 5.700      $ 5.500

Income from investment operations:
   Net investment income ................     0.127          0.256          0.115          0.105          0.213        0.069
   Net realized and unrealized gain
     on investments .....................    (0.420)         0.075          0.200         (0.420)         0.075        0.200
                                            -------        -------        -------        -------        -------      -------
   Total from investment operations .....    (0.293)         0.331          0.315         (0.315)         0.288        0.269
                                            -------        -------        -------        -------        -------      -------

Less dividends and distributions:
   Dividends from net investment income .    (0.127)        (0.256)        (0.115)        (0.105)        (0.213)      (0.069)
   Distributions from net realized
     gain on investments ................      none         (0.025)          none           none         (0.025)        none
                                            -------        -------        -------        -------        -------      -------
   Total dividends and distributions ....    (0.127)        (0.281)        (0.115)        (0.105)        (0.238)      (0.069)
                                            -------        -------        -------        -------        -------      -------

Net asset value, end of period ..........   $ 5.330        $ 5.750        $ 5.700        $ 5.330        $ 5.750      $ 5.700
                                            =======        =======        =======        =======        =======      =======

Total return(3)..........................    (5.17%)         5.93%          5.77%         (5.54%)         5.14%        4.90%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ......................   $ 1,913        $ 2,052        $ 1,141        $ 2,119        $ 1,680      $   146
   Ratio of expenses to average net
     assets .............................     0.50%          0.50%          0.88%          1.25%          1.25%        1.56%
   Ratio of expenses to average net
     assets prior to expense limitation
     expenses paid indirectly ...........     1.49%          1.75%          1.93%          2.06%          2.50%        2.61%
   Ratio of net investment income
     to average net assets ..............     4.49%          4.42%          4.23%          3.73%          3.67%        3.63%
   Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid
     indirectly .........................     3.50%          3.17%          3.18%          2.91%          2.42%        2.58%
   Portfolio turnover ...................        0%             0%            47%             0%             0%          47%

                                           TAX-FREE NEW JERSEY FUND CLASS C
                                          -----------------------------------
                                              SIX MONTHS       4/8/98(2)
                                                ENDED             TO
                                              8/31/99(1)        2/28/99
                                             (UNAUDITED)
Net asset value, beginning of period ....     $ 5.750          $ 5.700

Income from investment operations:
   Net investment income ................       0.106            0.213
   Net realized and unrealized gain
     on investments .....................      (0.420)           0.075
                                              -------          -------
   Total from investment operations .....      (0.314)           0.288
                                              -------          -------

Less dividends and distributions:
   Dividends from net investment income .      (0.106)          (0.213)
   Distributions from net realized
     gain on investments ................        none           (0.025)
                                              -------          -------
   Total dividends and distributions ....      (0.106)          (0.238)
                                              -------          -------

Net asset value, end of period ..........     $ 5.330          $ 5.750
                                              =======          =======

Total return(3)..........................      (5.52%)           5.14%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ......................     $   176          $   171
   Ratio of expenses to average net
     assets .............................       1.25%            1.25%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly .......       2.11%            2.50%
   Ratio of net investment income
   to average net assets ................       3.86%            3.67%
   Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid
     indirectly .........................       3.05%            2.42%
Portfolio turnover ......................          0%               0%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

24 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              TAX-FREE OHIO FUND CLASS A         TAX-FREE OHIO FUND CLASS B(4)
                                                      ------------------------------------------------------------------------
                                                       SIX MONTHS       YEAR       9/3/97(2)        SIX MONTHS        YEAR
                                                         ENDED          ENDED          TO              ENDED          ENDED
                                                       8/31/99(1)      2/28/99      2/28/98          8/31/99(1)      2/28/99
                                                       (UNAUDITED)                                  (UNAUDITED)
Net asset value, beginning of period .................  $ 5.650       $ 5.730       $ 5.500           $ 5.650        $ 5.690

Income from investment operations:
   Net investment income .............................    0.130         0.272         0.120             0.110          0.231
   Net realized and unrealized gain on investments ...   (0.360)        0.013         0.230            (0.360)         0.053
                                                        -------       -------       -------           -------        -------
   Total from investment operations ..................   (0.230)        0.285         0.350            (0.250)         0.284
                                                        -------       -------       -------           -------        -------

Less dividends and distributions:
   Dividends from net investment income ..............   (0.130)       (0.272)       (0.120)           (0.110)        (0.231)
   Distributions from net realized gain on investments     none        (0.093)         none              none         (0.093)
                                                        -------       -------       -------           -------        -------
   Total dividends and distributions .................   (0.130)       (0.365)       (0.120)           (0.110)        (0.324)
                                                        -------       -------       -------           -------        -------

Net asset value, end of period .......................  $ 5.290       $ 5.650       $ 5.730           $ 5.290        $ 5.650
                                                        =======       =======       =======           =======        =======

Total return(3).......................................   (4.13%)        5.12%         6.41%            (4.48%)         4.37%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........  $ 1,546       $ 1,422       $ 1,201           $   243        $    80
   Ratio of expenses to average net assets ...........    0.50%         0.50%         0.88%             1.25%          1.25%
   Ratio of expenses to average net assets
     prior to expense limitation .....................    1.95%         1.86%         1.93%             2.69%          2.61%
   Ratio of net investment income to average
     net assets ......................................    4.69%         4.75%         4.38%             3.91%          4.00%
   Ratio of net investment income to average
     net assets prior to expense limitation ..........    3.23%         3.39%         3.33%             2.45%          2.64%
   Portfolio turnover ................................       0%           45%           66%                0%            45%

                                                            TAX-FREE OHIO FUND CLASS C(4)
                                                          -------------------------------
                                                             SIX MONTHS       YEAR
                                                               ENDED          ENDED
                                                             8/31/99(1)      2/28/99
                                                            (UNAUDITED)
Net asset value, beginning of period .................        $ 5.650        $ 5.690

Income from investment operations:
   Net investment income .............................          0.109          0.231
   Net realized and unrealized gain on investments ...         (0.360)         0.053
                                                              -------        -------
   Total from investment operations ..................         (0.251)         0.284
                                                              -------        -------

Less dividends and distributions:
   Dividends from net investment income ..............         (0.109)        (0.231)
   Distributions from net realized gain on investments           none         (0.093)
                                                              -------        -------
   Total dividends and distributions .................         (0.109)        (0.324)
                                                              -------        -------

Net asset value, end of period .......................        $ 5.290        $ 5.650
                                                              =======        =======

Total return(3).......................................         (4.50%)         4.37%

   Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........        $    82        $    16
   Ratio of expenses to average net assets ...........          1.25%          1.25%
   Ratio of expenses to average net assets
     prior to expense limitation .....................          2.67%          2.61%
   Ratio of net investment income to average
     net assets ......................................          3.83%          4.00%
   Ratio of net investment income to average
     net assets prior to expense limitation ..........          2.37%          2.64%
   Portfolio turnover ................................             0%            45%

----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Shares of the Tax-Free Ohio Fund Classes B and C were initially offered on September 2, 1997. For the period September 2, 1997 through February 28, 1998, there was no shareholder activity besides the initial seed purchase of 1 share. These shareholder data are not being disclosed because the data are not believed to be meaningful.

                             See accompanying notes
for tax-exempt income 25

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999
--------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust (the "Trust") is registered as a non-diversified open-end investment company under the Investment Company Act of 1940, as amended. The Trust is organized as a Pennsylvania trust and offers three series: the Delaware Tax-Free Pennsylvania Fund ("Tax-Free Pennsylvania Fund"), the Delaware Tax-Free New Jersey Fund ("Tax-Free New Jersey Fund"), and the Delaware Tax-Free Ohio Fund ("Tax-Free Ohio Fund")(each referred to as a "Fund" or collectively as the "Funds"). The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Tax-Free Pennsylvania Fund seeks as high a level of current income exempt from federal income tax and Pennsylvania state income tax as is consistent with preservation of principal. The Tax-Free New Jersey Fund seeks as high a level of current income exempt from federal income tax and New Jersey state income tax as is consistent with preservation of principal. The Tax-Free Ohio Fund seeks as high a level of current income exempt from federal income tax and Ohio state income tax as is consistent with preservation of principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Trust:

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Federal Income Taxes - Each Fund intends to qualify or continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends from net investment income daily and pays such dividends monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly". The amounts of these expenses and credits for the period ended August 31, 1999 are as follows:

                                                  "SOFT DOLLAR"   EARNINGS
                                                    EXPENSES      CREDITS
                                                   -----------------------
Tax-Free Pennsylvania .............................  $20,523      $81,726
Tax-Free New Jersey ...............................      $97       $3,676
Tax-Free Ohio .....................................      $41       $1,413

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware Management Company (DMC), the Investment Manager, an annual fee which is calculated daily based on the net assets of each Fund.

Commencing April 1, 1999 the Tax-Free Pennsylvania Fund, Tax-Free New Jersey Fund and Tax-Free Ohio Fund pay Delaware Management Company ("DMC"), the Investment Manager of the Funds, an annual fee which is calculated at the rate of 0.55% on the first $500 million of average daily net assets of the funds, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million. Prior to April 1, 1999, Tax Free Pennsylvania Fund paid at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million, less all amounts paid to the directors, the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund paid at the rate of 0.55% of the first $500 million of average daily net assets, 0.525% on the next $500 million and 0.50% on the average daily net assets over $1 billion.

DMC has elected to waive its fees and reimburse the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund to the extent that annual operating expenses exclusive of distribution expenses exceed 0.25% of average daily net assets through January 31, 2000.

The Trust has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. On August 31, 1999, the Tax-Free Pennsylvania Fund had a liability payable to DSC of $43,300.

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free Pennsylvania Fund and 0.25% of the average daily net assets of the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund A Classes and 1.00% of the average daily net assets of the B and C Class for all three Funds.

For the period ended August 31, 1999, DDLP earned $45,301, $206 and $81 for commissions on sales of the Tax-Free Pennsylvania Fund A Class, the Tax-Free New Jersey Fund Class A and the Tax-Free Ohio Fund Class A, respectively.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Trust. These officers, directors and employees are paid no compensation by the Trust.

26 for tax-exempt income

--------------------------------------------------------------------------------
3. Investments
During the period ended August 31, 1999, each Fund had purchases and sales of investment securities other than temporary cash investments as follows:

                                           TAX-FREE      TAX-FREE    TAX-FREE
                                         PENNSYLVANIA   NEW JERSEY     OHIO
                                             FUND          FUND        FUND
                                        --------------------------------------
Purchases: ...........................   $132,932,886    $588,364     $439,852
Sales: ...............................   $150,746,114           -            -

The cost of investments for federal income tax purposes approximates the cost for book purposes.

At August 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                           TAX-FREE      TAX-FREE    TAX-FREE
                                         PENNSYLVANIA   NEW JERSEY     OHIO
                                             FUND          FUND        FUND
                                        --------------------------------------
Cost of investments ..................   $829,688,444  $4,302,728   $1,877,224
                                         ============  ==========   ==========
Unrealized appreciation ..............    $32,412,799      $1,841       $2,960
Unrealized depreciation ..............   ($25,188,790)  ($278,219)   ($100,517)
                                         ------------  ----------   ----------
Net unrealized appreciation/
   depreciation ......................     $7,224,009   ($276,378)    ($97,557)
                                         ============  ==========   ==========

4. Capital Stock
Transactions in capital stock shares were as follows:

                                           TAX-FREE PENNSYLVANIA FUND     TAX-FREE NEW JERSEY FUND          TAX-FREE OHIO FUND
                                          ----------------------------------------------------------------------------------------
                                            SIX MONTHS        YEAR         SIX MONTHS         YEAR        SIX MONTHS        YEAR
                                              ENDED           ENDED          ENDED            ENDED         ENDED           ENDED
                                             8/31/99         2/28/99        8/31/99          2/28/99       8/31/99         2/28/99
                                           (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
                                          ----------------------------------------------------------------------------------------
Shares sold:
  Class A ..............................     1,560,490       3,665,847         24,457        159,315         36,451         30,632
  Class B ..............................       467,859       1,063,689        111,979        310,636         30,958         54,573
  Class C ..............................        91,623         197,267         13,751         29,510         21,377          2,636
Shares issued upon reinvestment of
distributions from net investment
income and realized gain on investments:
  Class A ..............................     1,505,152       3,887,283          6,437         11,163          5,227         13,367
  Class B ..............................        64,883         159,712          5,026          3,597            691             85
  Class C ..............................         8,147          15,678            296            221            264            125
                                            ----------     -----------        -------        -------         ------        -------
                                             3,698,154       8,989,476        161,946        514,442         94,968        101,418
                                            ----------     -----------        -------        -------         ------        -------

Shares repurchased:
  Class A ..............................    (6,178,615)    (11,413,196)       (28,336)       (14,068)          (917)        (1,925)
  Class B ..............................      (321,086)       (509,600)       (11,268)       (47,921)            --        (40,422)
  Class C ..............................       (54,325)        (40,253)       (10,688)            --         (8,865)            --
                                            ----------     -----------        -------        -------         ------        -------
                                            (6,554,026)    (11,963,049)       (50,292)       (61,989)        (9,782)       (42,347)

Net increase (decrease) ................    (2,855,872)     (2,973,573)       111,654        452,453         85,186         59,071
                                            ==========     ===========        =======        =======         ======        =======

--------------
*Date of commencement of operations.

5. Lines of Credit
The Trust has a committed line of credit for $29.1 million for the Tax-Free Pennsylvania Fund, $100,000 for the Tax-Free New Jersey Fund and $100,000 for the Tax-Free Ohio Fund. No amount was outstanding at August 31, 1999, or at any time during the fiscal period.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

                                                        for tax-exempt income 27

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
PROXY RESULTS
--------------------------------------------------------------------------------
For the period ended August 31, 1999, The Delaware Group State Tax-Free Income Trust shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Delaware Group State Tax-Free Income Trust Board of Directors.

                                                       SHARES    SHARES VOTED
                                                       VOTED       WITHHELD
                                                        FOR        AUTHORITY
                                                     ----------  ------------
    Jeffrey J. Nick*..............................   79,359,526    5,763,126
    Walter P. Babich .............................   79,246,118    5,876,534
    John H. Durham ...............................   79,418,708    5,703,944
    Anthony D. Knerr .............................   79,483,399    5,639,253
    Ann R. Leven .................................   79,517,854    5,604,798
    Thomas F. Madison ............................   79,452,051    5,670,601
    Charles E. Peck ..............................   79,529,382    5,593,270
    Wayne A. Stork ...............................   79,576,896    5,545,756
    Jan L. Yeomans ...............................   79,593,494    5,529,158

2. To approve the reclassification of the investment objective from fundamental to non-fundamental.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      430,275       17,212       13,417
   Tax-Free Ohio Fund ................      224,330        2,733           --
   Tax-Free Pennsylvania Fund ........   66,460,364    3,479,379    5,099,239

3. To approve standardized fundamental investment restrictions (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      426,408       15,316       19,180
   Tax-Free Ohio Fund ................      224,330        2,733           --
   Tax-Free Pennsylvania Fund ........   67,655,672    2,308,750    5,074,560

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      441,724           --       19,180
   Tax-Free Ohio Fund ................      221,743        2,733        2,586
   Tax-Free Pennsylvania Fund ........   66,600,585    3,195,201    5,243,196

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      430,275       15,316       15,313
   Tax-Free Ohio Fund ................      221,743        2,733        2,586
   Tax-Free Pennsylvania Fund.........   67,136,719    2,730,488    5,171,774

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      426,408       15,316       19,180
   Tax-Free Ohio Fund ................      221,743        2,733        2,586
   Tax-Free Pennsylvania Fund ........   67,497,002    2,501,648    5,040,332

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      426,408       15,316       19,180
   Tax-Free Ohio Fund ................      221,743        5,320           --
   Tax-Free Pennsylvania Fund ........   66,399,922    3,160,092    5,478,968

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      426,408       15,316       19,180
   Tax-Free Ohio Fund ................      221,743        5,320           --
   Tax-Free Pennsylvania Fund ........   66,908,841    2,992,685    5,137,456

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      430,275       15,316       15,313
   Tax-Free Ohio Fund ................      224,330        2,733           --
   Tax-Free Pennsylvania Fund ........   66,370,291    3,122,368    5,546,323

4. To approve a new investment management agreement with Delaware Management Company.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
   Tax-Free New Jersey Fund ..........      484,490       15,316       15,313
   Tax-Free Ohio Fund ................      252,364        2,733           --
   Tax-Free Pennsylvania Fund ........   66,894,884    3,138,246    5,005,852

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group State Tax-Free Income Trust.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
                                         80,798,219      515,211   3,809,220

6. To approve the restructuring of the Delaware Group State Tax-Free Income Trust from a Maryland Corporation into a Delaware Business Trust.

                                             FOR         AGAINST     ABSTAIN
                                            -----        -------     -------
                                         68,170,091    2,497,142   5,059,716

* Mr. Nick resigned from the Board of Directors (or Trustees for the Company) on June 4, 1999.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE TAX-FREE PENNSYLVANIA FUND, DELAWARE TAX-FREE New Jersey Fund and Delaware Tax-Free Ohio Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund or Delaware Tax-Free Ohio Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of
globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

(2200) J5191
SA-007 [8/99] PP10/99